SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 27, 2006

                         INTERNATIONAL WIRE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

     DELAWARE                        000-51043                    43-1705942
  (State or Other                (Commission File              (I.R.S. Employer
   Jurisdiction                       Number)                Identification No.)
of Incorporation or
   Organization)

12 MASONIC AVE., CAMDEN, NY                                   13316
(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (315) 245-3800

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

      On October 27, 2006, International Wire Group, Inc. ("IWG") announced the purchase of a new plant site located in Sherrill, New York, from a subsidiary of Oneida, LTD. A copy of the press release is furnished as Exhibit 99.1 hereto.

      The information contained in this Current Report on Form 8-K (this "Current Report"), including Exhibit 99.1, is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

      This Current Report, including Exhibit 99.1, includes "forward-looking" statements within the meaning of the Private Litigation Reform Act of 1995. Words such as "expects", "intends," "plans," "projects," "believes," "estimates," and similar expressions are used to identify these forward looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward looking statements. As a result, these statements speak only as of the date they were made and we undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. Our actual results and future trends may differ materially depending on a variety of factors, including the continued operations, viability and growth of customers, production rate increases and decreases, acquisition and divestiture plans, and other cost-reduction and productivity efforts; performance issues with key suppliers, subcontractors and customers; global trade policies; worldwide political stability; domestic and international economic conditions; price escalation; legal and investigatory proceedings; and other economic, political and technological risks and uncertainties. For further information about IWG's principal risks and uncertainties, see IWG's Form 10-K and other filings with the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

  EXHIBIT    DESCRIPTION

    99.1 Press Release, dated October 27, 2006, announcing the purchase of a new plant site located in Sherrill, New York.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTERNATIONAL WIRE GROUP, INC.


Date:  October 27, 2006             By:  /s/ Glenn J. Holler
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                                       Name:   Glenn J. Holler
                                       Title:  Senior Vice President, Chief
                                               Financial Officer and Secretary















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                                  EXHIBIT INDEX

    EXHIBIT      DESCRIPTION

      99.1 Press Release, dated October 27, 2006, announcing the purchase of a new plant site located in Sherrill, New York.





















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